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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the use of our report dated June 2, 1999 (and to all references to our Firm) included in or made a part of this Registration Statement on Form S-1.

                                          /s/ Arthur Andersen LLP
                                          ARTHUR ANDERSEN LLP

Las Vegas, Nevada

September 10, 1999